EXHIBIT 21


                 Subsidiaries of The Bear Stearns Companies Inc.
                 -----------------------------------------------

                                                      Jurisdiction of
                                                      Incorporation
                                                      or Organization
                                                      ---------------

Bear Stearns Acquisition Corp.                            Delaware
Bear Stearns Acquisition II, Inc.                         Delaware
Bear Stearns Acquisition Corporation IV                   Delaware
Bear Stearns Acquisition V, Inc.                          Delaware
Bear Stearns Acquisition Corporation VII                  Delaware
Bear Stearns Acquisition XII, Inc.                        Delaware
Bear Stearns Acquisition XIV, Inc.                        Delaware
Bear Stearns Acquisition XV Corp.                         Delaware
ALIMAX Corp.                                              New York
AMC Real Estate Inc.                                      Texas
Bear Stearns Argentina Inc.                               Delaware
Bear Stearns Asia Limited                                 Hong Kong
Bear Stearns Asset Backed Investors Corp.                 Delaware
Bear Stearns Asset Backed Securities, Inc.                Delaware
AURA Partners, L.P.                                       Delaware
Bear Stearns Bank plc                                     Ireland
Battery Park Capital Corp.                                New York
BBT 1995-I Corp.                                          Delaware
Bear Hunter L.L.C.                                        New York
Bear Specialist, Inc.                                     New York
Bear TEL Corp.                                            Delaware
Bear, Stearns Benefits Planning Group Inc.                Delaware
Bear Stearns Benefits Planning Group                      New York
Bear Stearns Bridge Management I Inc.                     Delaware
BS Agency GP Capital Inc.                                 Delaware
BS Fund America 1993-C GP Capital Inc.                    Delaware
BS Fund America 1993-D GP Capital Inc.                    Delaware
BSC Hotel Capital Corporation                             New York
BSC Securities Corp.                                      New York

BSC Service Corp.                                         Delaware
BSC Thanksgiving Partners, Ltd.                           Texas
BSCGP Inc.                                                Delaware
BSCP Cayman, Inc.                                         Cayman Islands
BSMSI 1993-12 Reserve Fund Corp.                          Delaware
Bear Stearns Capital Markets Inc.                         Delaware
Bear Stearns China Direct Investment                      Cayman Islands
      Fund, L.P.
Bear Stearns China, L.P.                                  Cayman Island
Bear Stearns China SPC, Inc.                              Delaware
CLBS Titrisation S.A.                                     France
Bear Stearns S.A.                                         France
Safety Acquisition Corp.                                  Delaware
Bear Stearns Secured Investors Inc.                       Delaware
Bear Stearns Secured Investors Inc. II                    Delaware
Bear Stearns Securities Administration Corporation        Delaware
Bear, Stearns Securities Corp.                            New York
Short Term Asset Corp.                                    Delaware
Bear Stearns Singapore Asset Holdings Pte Ltd             Singapore
Bear Stearns Singapore Pte. Limited                       Singapore
Bear Stearns Spanish Securitization Corp.                 Delaware
Bear Stearns State Asia, Inc.                             Philippines
Status Securities Inc.                                    New York
Street Pricing Service                                    New York
Bear Stearns Structured Products Corp.                    Delaware
Bear Stearns Structured Securities Inc.                   Delaware
Thanksgiving Properties, Inc.                             Delaware
Thanksgiving Tower Partners                               Texas
The Bear Stearns Charitable Foundation, Inc.              New York
The BSC Employee Fund, L.P.                               Delaware
Bear Stearns Trading Risk Management Inc.                 Delaware

Bear Stearns U.K.                                         United Kingdom
Ursa Oil Corporation                                      Delaware
U.S. Leather Holdings, Inc.                               Delaware
VHC Acquisition Corp.                                     Delaware
White River Securities Corp.                              New York
Yorktown Creole Corp.                                     Texas
Yorktown Realty Corp.                                     Texas
Bear, Stearns Insurance Agency Incorporated               Massachusetts
Bear Stearns Insurance Agency of California,              California
      Incorporated
Bear, Stearns International Holdings Inc.                 New York
Bear, Stearns International Limited                       United Kingdom
Bear Stearns International Trading Limited                United Kingdom
Bear Stearns Investment Advisors Inc.                     Delaware
Bear Stearns Investment Partnership 1987-II               New York
Bear Stearns Investments Products Inc.                    New York
Bear Stearns Irish Holdings Inc.                          Delaware
ISB Real Estate Corporation                               Delaware
Bear Stearns (Israel), Inc.                               Delaware
Bear Stearns (Japan), Ltd.                                Delaware
LIBOR Asset Securities, Inc.                              Delaware
Managed Income Securities Fund, Inc.                      Delaware
MAX Flow Corp.                                            Delaware
MAX Recovery Inc.                                         Delaware
Monterey Fund, Inc.                                       New York
Bear Stearns Mortgage Capital Corporation                 Delaware
Bear Stearns Mortgage Securities Inc.                     Delaware
Motor City Four L.L.C.                                    Delaware
Bear Stearns Municipal Capital Markets Inc.               Delaware
Bear, Stearns Netherlands Holding B.V.                    Netherlands &
                                                          Delaware

New Castle Holdings, Inc.                                 Delaware
New Castle Partners LLC                                   Cayman Islands
Bear Stearns N.Y., Inc.                                   New York
Bear Stearns Oil Trading Limited                          United Kingdom
Bear Stearns Overseas Ltd.                                Cayman Islands
Bear Stearns Park Avenue Trading Corporation              Delaware
Bear Stearns Philippines Ltd.                             Delaware
Priton Holding, Inc.                                      Delaware
Priton Capital, L.P.                                      Delaware
Quatro Finale LLC                                         Delaware
Bear Stearns Real Estate Group Inc.                       New York
Bear, Stearns Realty Investors, Inc.                      Delaware
Bear Stearns Realty Partners Apartment Fund I,            Delaware
L.P.
Bear Stearns Realty Partners Corporation                  Delaware
Research Conversion Corp.                                 Delaware
RSD Hanover Company Inc.                                  Delaware
Bear, Stearns & Co. Inc.                                  Delaware
Bear, Stearns & Co., L.P.                                 New York
Bear Stearns Commercial Mortgage, Inc.                    New York
Bear, Stearns Commercial Mortgage Securities Inc.         Delaware
Bear Stearns Computer Network Inc.                        Delaware
CTC Services, Inc.                                        New York
Custodial Trust Company                                   New Jersey
Custrust                                                  New Jersey
Danbury River Properties, Inc.                            Connecticut
Bear Stearns do Brasil Ltda.                              Brazil
EMC Funding Corporation                                   Delaware
EMC Funding Corporation Two                               Delaware
EMC GP Capital Inc.                                       Delaware
EMC Mortgage Corporation                                  Delaware

EMC Residential Mortgage Corporation                      Delaware
Experimental Data Corporation                             New York
Bear Stearns Far East Limited                             Hong Kong
FAST 1996-2 GP, Inc.                                      Delaware
FAST 1996-2 L.P.                                          Delaware
Final Four LLC                                            Delaware
Bear Stearns Finance LLC                                  Cayman Islands
Bear Stearns Financial Products Inc.                      Delaware
Bear Stearns Finance S.A.                                 France
Bear Stearns Financial Technologies Ltd.                  Delaware
Bear Stearns FLLC Corp.                                   Delaware
Bear Stearns Forex Inc.                                   Delaware
Fund America Structured Transactions, Inc.                Delaware
Fund America Structured Transactions, L.P.                Delaware
Bear, Stearns Funding, Inc.                               Delaware
Bear Stearns Funds Management Inc.                        New York
Bear Stearns Global Asset Holdings, Ltd.                  Cayman Islands
Bear Stearns Global Asset Trading, Ltd.                   Cayman Islands
Bear Stearns Global Equity Derivatives Inc.               Delaware
Bear Stearns Global Investors Inc.                        New York
Bear Stearns Global Securitisation Limited                United Kingdom
Bear Stearns GmbH                                         Germany
Bear Stearns Government Products Corp.                    Delaware
Gregory Properties Inc.                                   Delaware
Bear Stearns Holdings Limited                             United Kingdom
Bear Stearns Hong Kong Limited                            Hong Kong